UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Vincerx Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VINCERX PHARMA, INC. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET VINCERX PHARMA, INC. 260 SHERIDAN AVENUE, SUITE 400 PALO ALTO, CA 94306 V39439-P09431 You invested in VINCERX PHARMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This Is An Important Notice Regarding The Availability Of Proxy Materials For The Stockholder Meeting To Be Held On May 23, 2024. Get informed before you vote View the Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 23, 2024 10:00 a.m., Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/VINC2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Class I Directors Nominees: For 01) Dr. Raquel E. Izumi 02) Laura I. Bushnell 03) Dr. Ruth E. Stevens 2. Approval of an amendment to the Vincerx Pharma, Inc. 2020 Stock Incentive Plan to increase the number of shares For authorized for issuance by 1,500,000 shares 3. Ratification of the appointment of WithumSmith+Brown, PC as independent registered public accounting firm for the For year ending December 31, 2024 NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.V39440-P09431